--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                               SemiAnnual Report
                            International Stock Fund
--------------------------------------------------------------------------------
                                 April 30, 1997
--------------------------------------------------------------------------------
Report Highlights
================================================================================

* European and Latin American stocks posted robust returns during the past six months, but a strong dollar dampened returns for many U.S. investors.

* The fund's underweighting in Japan and exposure to Latin America enabled it to surpass its EAFE benchmark with a relatively strong 6% return for the last six months.

* Stock selection also contributed to positive performance, with most of our major holdings concentrated in the major European markets.

* Signs are emerging that Japan has seen its worst, and we have begun to increase our purchases of select Japanese stocks.

* The fund is well diversified by country and stock exposure, providing a balance between established markets and several less developed regions with growth potential.

Fellow Shareholders

     European and Latin American stock markets posted robust returns in U.S. dollar terms during the past six months. However, a strong dollar that appreciated against most foreign currencies dampened returns for U.S. investors in many regions. Despite the unfavorable currency translation, your fund registered respectable returns during the half.


================================================================================

Performance Comparison

    Periods Ended 4/30/97              6 Months   12 Months
    ---------------------              --------   ---------

    International Stock Fund             6.00%      7.11%

    MSCI EAFE Index                      1.72      -0.60

    Lipper International
    Funds Average                        6.17       5.43

--------------------------------------------------------------------------------

     The T. Rowe Price International Stock Fund maintained its steady progress during the six months ended April 30, 1997. As can be seen from the table, results for this period were well ahead of the unmanaged Morgan Stanley Capital International Europe Australia Far East (EAFE) Index. The most important reasons for this outperformance were the fund's underweighting in the disappointing
Japanese stock market and a significant position in the exuberant markets of Latin America--particularly Brazil--which are not components of the EAFE index. Fund performance was about in line with that of its peer group average.

     Over the 12-month period the fund's returns were well ahead of both the EAFE index and the average for Lipper peer group funds. Again, the country weightings compared with theirs were beneficial--particularly the underweighting in Japan--and stock selection in most markets was also positive.

INVESTMENT REVIEW

Europe

     The stock markets of Europe were among the best performers in recent months. Several got off to a strong start this year, although returns to the U.S. investor were moderated by the strength of the dollar. The core Continental European economies are struggling at the moment, but looser money and weakening currencies should help them recover.

     In Germany a combination of low growth and high labor costs boosted unemployment to record levels. This in turn has raised questions as to whether the fiscal deficit can meet the Maastricht criteria, but Germany seems as committed as ever to European Monetary Union and a single currency. Despite the dull economy, the stock market has been strong, led by financials such as Deutsche Bank and manufacturers such as Volkswagen; the latter has been helped by a weaker deutschemark and the growing focus on shareholder value.

================================================================================
Market Performance
--------------------------------------------------------------------------------

    Six Months           Local Local      Currency          U.S.
    Ended 4/30/97        Currency vs.     U.S. Dollars      Dollars
    -------------        ------------     ------------      -------

    France                23.74%          -12.48%            8.30%
    Germany               28.30           -12.62            12.11
    Hong Kong             -0.04            -0.18            -0.22
    Italy                 25.88           -11.42            11.50
    Japan                 -3.19           -10.38-1           3.23
    Mexico                16.85             0.25            17.13
    Netherlands           31.15           -12.95            14.17
    Singapore             -4.17            -2.58            -6.64
    Sweden                26.05           -16.33             5.47
    Switzerland           31.05           -14.57            11.95
    United Kingdom        13.06            -0.36            12.66

    Source: FAMEInformation Services, Inc.; using MSCI indices.

================================================================================

     In France the picture was similar with the economy subdued, unemployment remaining stubbornly high, and consumer sentiment depressed. Despite these difficulties, the governmen also remains committed to a single currency, but it will prove difficult to stimulate the economy without breaching the Maastricht guidelines for economic convergence. Looking for a firmer political base as the country approaches this important transition, President Chirac recently called a general election. At present it looks as though a right-of-center government will be returned, but the majority may not be as high as Mr. Chirac's original expectations. Given these uncertainties, the stock market has been dull but core holdings such as the supermarket chain Carrefour and conglomerate Eaux Cie Generale have been able to make further progress.

     The picture looks somewhat brighter in Italy. Improvement in the debt position is vital for the future of this economy, and the outlook here is more encouraging following recent legislation and public sector wage discipline. The lira has now returned to the European exchange rate mechanism but it is still an open question whether Italy will be in the first round of countries to join the single currency.

     In the U.K. the most important news was the General Election on May 1 which brought the Labour Party under Mr. Blair to power with a massive majority. Given the strength of the economy, it was surprising to many observers that the electorate rejected the Conservative Party so comprehensively. The explanation lies in a deep desire for change after 17 years of Conservative rule, a sense that Mr. Major's party was divided over Europe, and, in contrast to previous elections, a much more professional and disciplined campaign by the Labour Party.

     The new government will at least inherit an economy in good shape with a strong currency, falling unemployment, and inflation at low levels. The administration has already surprised and pleased financial markets by giving more independence to the Bank of England in setting monetary policy, and its much more positive attitude toward Europe has been well received on the Continent.

     [edgar description: insert Geographic Diversification pie chart on page 3 of report if possible, showing: Europe 54%, Japan 20%, Pacific Rim 12%, Latin America 8%, Other and Reserves 6%]

     The stock market greeted the incoming government with enthusiasm and pushed on to new highs. International growth stocks such as Smith-Kline Beecham and Glaxo Wellcome have per formed well, and the conversion and public offerings of building societies (mutually owned savings associations) stimulated interest in financial stocks. The recently announced merger between the food and drinks group Grand Metropolitan, which owns Burger King, and the leading wines and spirits company Gu inness was welcomed by investors. Both stocks are in our portfolio and each moved sharply ahead after the announcement.

     Some of the best performance came from Europe's smaller bourses, with Switzerland powering ahead as investors belatedly appreciated that multinationals such as Novartis and Roche Holdings--both major pharmaceutical groups--were well positioned following an unprecedented period of Swiss franc weakness. In Spain, where ambition to qualify for Monetary Union is driving widespread reforms, the market also performed well. The sharp rise in stock prices allowed us to take profits in some of our positions, including oil company Repsol.

Far East

     Stock market performance in the Pacific region was dragged down by the continued poor performance of Japan. Perhaps surprisingly, the economy in Japan is performing much better. Fourth quarter GDP growth of 2.9% was one of the fastest among the leading industrialized countries. Industrial product ion continued strong into the first quarter of this year with inventories declining and shipments improving significantly. These broad statistics, however, mask a tale of two economies: domestic consumption remains poor with the retail and service sectors depressed, but exports are buoyant, aided by the recent weakness of the yen. Indeed, the trade surplus has started to expand again, which will be embarrassing for Tokyo, particularly if the surplus with the U.S. expands too fast.

================================================================================
Industry Diversification
--------------------------------------------------------------------------------

                                  Percent of      Percent of
                                  Net Assets      Net Assets
                                   10/31/96        4/30/97
                                   --------        -------

    Services                         26.5%           26.2%
    Consumer Goods                   16.5             17.1
    Finance                          17.0             16.5
    Capital Equipment                13.2             12.8
    Energy                           9.9               10.0
    Materials                        7.8               8.1
    Multi-industry                   3.5               3.8
    All Other                        0.1               0.2
    Reserves                         5.5               5.3
    Total                         100.0%             100.0%

================================================================================

     This contrast in the domestic economy was also reflected in the stock market where the export and technology stocks have performed well but the financial sector, still struggling to work out problem loans, has dragged the index down. The loan problems facing Japanese banks have not been helped by several real estate transactions in Tokyo at prices some 80% below the peak of the bubble years. However, there are signs that commercial property prices are stabilizing at this level, and the stronger banks can survive provided that the valuation of their loan collateral deteriorates no further.

     Our strategy in the Tokyo market favored the export and technology sectors with stocks such as NEC (communications and computers), Kyocera (ceramic packaging), and Canon (camera s and office equipment) among our largest positions. In contrast, your portfolio had no exposure to the bank stocks--the largest sector in the index itself. This combination of positive stock selection and underweighting in the market as a whole made a major contribution to the fund's outperformance.

     Elsewhere in the Pacific, stock market sentiment was adversely affected by a small rise in U.S. interest rates; many countries in the region link their monetary policies to those of the Federal Reserve so that their currencies will shadow the U.S. dollar. Export performance in the region was also disappointing with countries such as Singapore and South Korea particularly affected by the downturn in the electronic component cycle. The worst performance came from Thailand where the stock market has halved over the last 12 months. The problem here centered on a significant oversupply of commercial property, and subsequent price declines have led to the virtual bankruptcy of one of Thailand's largest finance companies.

     Turning from economics to politics, the major news was unquestionably the death of China's paramount leader Deng Xiaoping. Although he held no official posts at the time of his death, his influence on Chinese history has been immense. Inheriting a backward economy at the time of his succession from Mao, his policy of rapid modernization has turned the economy into a superpower. In sharp contrast to previous history, the transfer of power has gone smoothly with Xiang Zemin, Deng's hand-picked successor, assuming control. Continued political stability and an open door policy are essential for confidence in Hong Kong, which reverts to Chinese sovereignty on June 30. Although the Hong Kong stock market has been subdued since the beginning of the year, we feel confident that this transition will not affect Hong Kong's position as the dynamic financial center of the region.

Latin America

     As usual, Latin America provided much of the excitement in recent months. Brazil led the way with an advance of over 30% despite fears that a deteriorating trade deficit would put downward pressure on the currency. The government should rise to these challenges, and investors have been impressed by its commitment to reform in areas such as privatization and the deregulation of public sector tariffs. Our positions in the Brazilian market are built around the telecommunications company Telecomunicacoes Brasileiras, which has outperformed handsomely. Although Brazil dominates our Latin American holdings, other countries in the region have also moved along the path of reform, and their stock markets have made a useful contribution to fund performance.

     In Mexico the picture is rather more settled, although the banking system remains fragile and consumer sentiment has been hurt by lower real wages. Confidence is slowly returning and the market performed much better, led by blue chips such as telecommunications company Telefonos de Mexico and retailer Cifra.

     The stock markets of Argentina and Chile produced double-digit returns this year. Both countries have shown a mix of strong economic recovery, inflation under much better control, and a commitment to economic reform that has attracted the international investor.

INVESTMENT POLICY AND OUTLOOK

     As usual, we have made no dramatic shifts in investment policy but, led principally by our changing expectations for individual companies, there have been some gradual changes in direction. We have been modest net investors in Japan and our new investments were in the domestic sector, which has been neglected recently while the exporters and technology stocks enjoyed the spotlight. Our underweighting in Japan is now at the lowest level of many years, and there are signs that this market has passed its worst. With the yen now stronger, stocks more related to the domestic economy are likely to lead the way, hence our push into this area. To complement this modest increase in Japan, we have been shaving positions in the better-performing markets of Southeast Asia such as Malaysia and Hong Kong. Our holdings in Thailand and South Korea are negligible but we are not yet convinced that the problems in each country have been fully addressed.

========================
 . . . THE FUND'S
PORTFOLIO IS
WELL DIVERSIFIED
BY COUNTRY AND
INDIVIDUAL STOCK
EXPOSURE.
========================

     A little over half the portfolio is in Europe where we can find an attractive combination of economies that are beginning to recover, a benign interest rate environment, and an increasing focus on shareholder value. We have been reducing holdings in the U.K. where the economic recovery is mature and the stock market is beginning to look overextended. Valuations look more reasonable in Continental Europe where the potential for company earnings is greater.

     Latin America will probably continue to provide the excitement going forward, but it must be remembered that these are still developing economies with volatile capital markets. There will always be room for them in an international portfolio but prudence will govern our exposure.

     Pulling all this together, the fund's portfolio is well diversified by country and individual stock exposure. It gives the investor a reasonable balance between the established economies overseas where we can find quality companies at reasonable valuations and the less developed markets where there is perhaps more potential but at higher risk. This broad strategy has served the fund well in the past and should continue to do so in the future.

Respectfully submitted,

/s/ Martin G. Wade

Martin G. Wade
President

May 22, 1997

================================================================================

Why Japan Remains Pivotal to International Investing

     The Japanese stock market has disappointed investors for most of this decade. Since Japanese stocks make up a significant portion of many diversified international portfolios (they represented 29% of the Morgan Stanley Europe Australasia Far East Index as of March 31), their troubles are a major reason why foreign stocks as a group have lagged behind their U.S. counterparts in recent years. For most of the 1990s, your fund maintained a relatively low exposure to Japanese stocks compared with the EAFE Index. As of April 30, 20% of assets were invested in Japan.

Diversification Is Key

     Some experts think that after its long slide, the Japanese market is poised for a strong recovery. We believe the overall market is likely to provide moderate returns in coming years as the economy recovers from a protracted recession. More important, we firmly believe that investors should maintain exposure to Japanese stocks for several reasons:

* The Japanese stock market offers excellent diversification away from the U.S. market. Over the 15 years through 1996, the two markets moved in the same direction only 7% of the time. Therefore, adding Japanese stocks to an all-U.S. portfolio can reduce risk by smoothing out a portfolio's overall volatility.

* Though certainly not cheap by international standards, the valuations of Japanese stocks are becoming more reasonable. The overall market was recently trading at 40 times earnings, down from a high of more than 100 times earnings but still significantly above the U.S. level of about 18 times projected profits on the Standard & Poor's 500 Stock Index.

* While some sectors of the Japanese economy, particularly the banks, still face enormous hurdles, the country is home to many internationally competitive companies trading at fair valuations. Given their global orientation, these companies are becoming increasingly committed to enhancing shareholder value, a concept that has proven successful in the U.S. but has been traditionally downplayed by Japanese corporations.

* Japan's economy, second only to that of the U.S., has been in recession for more than five years and is now experiencing a moderate recovery. Gross domestic product grew at an estimated 2.8% for the fiscal year ended in March, among the highest of the industrialized countries.

* The Japanese economy is undergoing significant structural changes. Banks are increasingly aggressive in writing off their nonperforming loans. Over the next few years, the financial markets will be deregulated in Japan's "Big Bang." More companies are recognizing the importance of shareholder value. These changes should result in attractive potential investments.

     Your fund will continue to target the more attractive areas of the Japanese market. As of April 30, our holdings were concentrated in globally competitive and export-oriented industries, such as consumer and industrial electronics, that had benefited from the weak yen. Recently, we have bought some domestic-oriented companies at attractive prices. In sum, while Japanese stocks have had their problems and will continue to be volatile, we feel they provide effective diversification and will bolster the performance of international portfolios over the long haul.

================================================================================

                              Portfolio Highlights
                          TWENTY-FIVE LARGEST HOLDINGS

                                                                      Percent of
                                                                      Net Assets
                                                                         4/30/97
                                                                         -------

Royal Dutch Petroleum, Netherlands ..........................             1.9%
SmithKline Beecham, United Kingdom ..........................             1.8
Telecomunicacoes Brasileiras, Brazil ........................             1.8
Wolters Kluwer, Netherlands .................................             1.6
Elsevier, Netherlands .......................................             1.5
Novartis, Switzerland .......................................             1.5
National Westminster Bank, United Kingdom ...................             1.4
Eaux Cie Generale, France ...................................             1.3
Reed International, United Kingdom ..........................             1.1
Roche Holdings, Switzerland .................................             1.1
ING Groep, Netherlands ......................................             1.0
Shell Transport & Trading, United Kingdom ...................             1.0
Canon, Japan ................................................             1.0
Glaxo Wellcome, United Kingdom ..............................             0.9
ABB, Sweden/Switzerland .....................................             0.9
Nestle, Switzerland .........................................             0.9
NEC, Japan ..................................................             0.9
Astra, Sweden ...............................................             0.9
Denso, Japan ................................................             0.8
Carrefour, France ...........................................             0.8
Orkla, Norway ...............................................             0.8
Kingfisher, United Kingdom ..................................             0.8
Kyocera, Japan ..............................................             0.8
Sumitomo Electric Industries, Japan .........................             0.8
Norsk Hydro, Norway .........................................             0.8

Total .......................................................            28.1%

================================================================================

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[edgar description: SEC chart showing 10 years of MSCI EAFE Index, Lipper International Funds Average, International Stock Fund)

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 4/30/97                1 Year    3 Years   5 Years  10 Years
---------------------                ------    -------   -------  --------

International Stock Fund              7.11%     8.79%     11.67%      9.59%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
Unaudited

                                  For a share outstanding throughout each period

                              Financial Highlights

Financial Highlights

                              6 Months       Year                                  10 Months++      Year
                              Ended          Ended                                     Ended       Ended
                              4/30/97       10/31/96     10/31/95       10/31/94    10/31/93    12/31/92        12/31/91

NET ASSET VALUE

Beginning of period           $ 13.47        $ 12.09     $  12.84      $  11.74     $  8.89      $  9.54       $   8.81

Investment activities
 Net investment income           0.08           0.19         0.18          0.09        0.10         0.14           0.15

 Net realized and
 unrealized gain (loss)          0.72           1.57        (0.19)         1.30        2.75        (0.47)          1.22

 Total from
 investment activities           0.80           1.76        (0.01)         1.39        2.85        (0.33)          1.37

Distributions
 Net investment income          (0.18)        (0.18)        (0.12)        (0.09)        --         (0.16)          (0.15)

 Net realized gain              (0.20)        (0.20)        (0.62)        (0.20)        --         (0.16)          (0.49)

 Total distributions            (0.38)        (0.38)        (0.74)        (0.29)        --         (0.32)          (0.64)



NET ASSET VALUE

End of period ...........      $  13.89      $  13.47    $  12.09      $  12.84     $ 11.74     $   8.89       $   9.54
Ratios/Supplemental Data

Total return ............          6.00%        14.87%        0.38%       12.03%      32.06%       (3.47)%       15.87%
Ratio of expenses to
average net assets ......          0.85%+        0.88%        0.91%        0.96%       1.01%+       1.05%         1.10%

Ratio of net investment
income to average
net assets ..............           1.21%+       1.58%        1.56%        1.11%       1.52%+       1.49%         1.51%

Portfolio turnover rate .          13.7%+       11.6%        17.8%        22.9%       29.8%+        37.8%         45.0%

Average commission
rate paid ...............      $   0.0011     $  0.002    $    --       $   --      $    --      $    --        $     --

Net assets, end of period
(in millions) ...........      $    9,611     $    8,776  $   6,386     $  6,206    $  3,746     $  1,950       $ 1,476


+  Annualized.
++ The fund's fiscal year-end was changed to 10/31.


The accompanying notes are an integral part of these financial statements.

================================================================================
Unaudited
                                                                  April 30, 1997
                            Statement of Net Assets
                            -----------------------

                                                       Shares/Par         Value
                                                       ----------         -----

ARGENTINA  0.9%
Common Stocks  0.9%
Banco de Galicia Buenos Aires (Class B) ADR (USD) ...     345,561    $   8,407
Banco Frances del Rio ADR (USD) .....................     351,620       10,680
Enron Global Power & Pipeline (USD) .................      79,819        2,355
Perez Companc (Class B) .............................   2,340,506       18,983
Sociedad Comercial del Plata ADR (144a) (USD) .......      79,613        2,418
Telecom Argentina Stet (Class B) ....................     485,570        2,404
Telecom Argentina Stet (Class B) ADR (USD) ..........      56,339        2,817
Telefonica de Argentina (Class B) ADR (USD) .........     598,180       19,890
Transportadora de Gas del Sur (Class B) ADS (USD) ...     185,858        2,323
YPF Sociedad Anonima (Class D) ADR (USD) ............     716,031       19,780

Total Argentina (Cost $70,855)                                          90,057

AUSTRALIA  1.9%
Common Stocks  1.8%
Australia & New Zealand Bank Group ..................   1,224,000        7,818
Australian Gas Light Company ........................   3,029,798       17,366
Boral Limited .......................................   1,052,430        3,102
Broken Hill Proprietary .............................   1,329,836       18,750
Coca Cola Amatil ....................................     228,161        2,608
Commonwealth Bank of Australia,
                 Installment Receipts, 11/14/97 .....   1,466,700       10,980
Fosters Brewing Group ...............................   2,403,000        4,947
Lend Lease ..........................................     457,144        8,749
National Australia Bank .............................     808,590       11,067
National Mutual Holdings ............................   3,183,000        4,716
News Corporation ....................................   3,275,729       15,098
Publishing & Broadcasting ...........................   2,158,850       11,398
St. George Bank .....................................   1,524,000        9,365
Tabcorp Holdings ....................................   2,378,000       11,748
WMC .................................................   1,852,057       10,977
Westpac Bank ........................................   1,563,000        8,423
Woodside Petroleum ..................................   1,875,000       14,915
                                                                       172,027
Preferred Stocks  0.1%

Sydney Harbour Casino Holdings * ....................   5,144,800     $  8,667
                                                                         8,667

Total Australia (Cost $138,828)                                        180,694

AUSTRIA   0.1%
Common Stocks  0.1%

EVN Energie Versorgung Nieder .......................      22,800        2,820
Flughafen Wien ......................................      57,126        2,368
Total Austria (Cost $4,934)                                              5,188
BELGIUM   1.1%
Common Stocks   1.1%
CLF-Dexia * .........................................      50,056        4,970
Generale de Banque ..................................      61,617       25,552
Generale de Banque, VVPR Strip ......................       5,601            3
Kredietbank .........................................     161,632       62,957
UCB .................................................       5,170       14,187
                                                                       107,669
Convertible Bonds   0.0%
Kredietbank, 5.75%, 11/30/03 BEF ....................  38,115,000        1,945
                                                                         1,945

Total Belgium (Cost $64,023)                                           109,614

BRAZIL    4.3%
Common Stocks  0.6%

Brazil Fund (USD) ...................................     254,600        6,493
Companhia Siderurgica Nacional ...................... 171,890,000        6,140
Eletrobras ..........................................  37,089,553       16,775
Eletrobras ADR (USD) * ..............................     106,277        2,405
Telecomunicacoes Brasileiras ........................ 166,493,000       17,925
Telecomunicacoes de Sao Paulo * .....................   4,095,886        1,134
White Martins .......................................   1,645,831        5,602
                                                                        56,474
Preferred Stocks   3.7%

Banco Bradesco ...................................  2,113,772,976       17,491
Banco Itau .......................................     11,425,000        6,177
Brahma ...........................................     24,979,393       16,994
Brasmotor ........................................     21,197,000        5,082
Cia Cimento Portland Itau ........................     18,159,000        6,403
Cia Energetica de Sao Paulo ADR (USD) ............        156,300        2,481
Cia Energetica Minas Gerais ......................    262,919,692       11,988
Cia Energetica Minas Gerais ADR,
                 Sponsored, Nonvoting (USD) *.....        435,562       19,764
Cia Tecidos Norte de Minas .......................     13,940,000        5,846
Lojas Americanas * ...............................    196,273,000        2,787
Pao de Acucar GDS (USD) .....................             366,930        7,247
Petrol Brasileiros ...............................     76,019,184       16,012
Telecomunicacoes Brasileiras .....................    242,125,267       27,773
Telecomunicacoes Brasileiras ADR (USD) ...........      1,070,532      122,844
Telecomunicacoes Brasileiras ADR (144a) (USD).....         14,601        1,675
Telecomunicacoes de Minas Gerais .................     44,972,000        7,163
Telecomunicacoes de Sao Paulo ....................     94,332,458       26,787
Telecomunicacoes do Rio de Janeiro ...............     41,143,000        6,847
Unibanco .........................................    421,960,000       15,589
Usiminas ......................................... 12,550,282,488       14,869
Usiminas ADR (USD) ...............................      1,223,659       14,378

                                                                       356,197
Total Brazil (Cost $218,843                                            412,671

CANADA  0.3%
Common Stocks   0.3%

Alcan Aluminium ...................................       574,100       19,479
Royal Bank of Canada ..............................       227,590        9,099
Total Canada (Cost $18,063)                                             28,578

CHILE   0.6%
Common Stocks   0.6%

AFP Providia ADR (USD) ............................        54,044          973
Chile Fund (USD) ..................................       201,268        4,881
Chilectra ADR (144a) (USD) ........................       122,656        7,543
Chilgener ADS (USD) ...............................       186,659        5,320
Compania Cervecerias Unidas ADS (USD) .............       160,311        3,567
Compania de Telecomunicaciones de Chile ADR (USD)..       303,195        9,816
Empresa Nacional de Electricidad ADS (USD) ........       449,408        8,651
Enersis ADS (USD) .................................       260,256        8,198
Santa Isabel ADR (USD) ............................       185,346        4,518
Total Chile (Cost $48,986)                                              53,467

CHINA      0.5%
Common Stocks   0.5%

Huaneng Power International (Class N) ADR (USD) * .     1,335,000       32,374
Shanghai Petrochemical (Class H) (HKD) ............    43,596,000       10,806
Yizheng Chemical Fibre (Class H) (HKD) ............    31,441,000        6,169

Total China (Cost $48,969)                                              49,349

CZECH REPUBLIC  0.0%
Common Stocks   0.0%

SPT Telecom * .....................................        35,764        3,780
Total Czech Republic (Cost $3,397)                                       3,780

DENMARK   0.2%
Common Stocks   0.2%
Den Danske Bank ...................................       138,670       11,993
Tele Danmark (Class B) ............................        60,017        2,886
Unidanmark (Class A) ..............................       146,749        7,259

Total Denmark (Cost $16,230)                                            22,138

FINLAND  0.2%
Common Stocks  0.2%

Nokia (Class A) ...................................       325,112       20,280
Total Finland (Cost $7,170)                                             20,280

FRANCE   8.2%
Common Stocks   8.2%

AXA ...............................................       160,173         9,855
Accor .............................................        64,013         9,180
Alcatel Alsthom ...................................       270,180        30,043
Assurances Generales de France ....................       239,884         7,805
CLF-Dexia, Registered 1998 ........................        76,168         7,047
CLF-Dexia, Registered 1999 ........................        55,140         5,102
Canal Plus ........................................        92,330        16,674
Carrefour .........................................       128,107        79,983
Chargeurs International * .........................        61,180         3,616
Cie de St. Gobain .................................       271,828        36,421
Eaux Cie Generale .................................       870,002       121,188
Elf Aquitaine .....................................       349,415        33,885
GTM Entrepose .....................................       108,850         6,555
Guilbert ..........................................       103,654        16,161
Havas .............................................        87,050         6,518
L'Oreal ...........................................        34,948        12,401
LVMH ..............................................       224,149        54,727
Lapeyre ...........................................       212,150        12,795
Legrand ...........................................        79,363        13,394
Pathe * ...........................................        61,180        14,287
Pinault Printemps .................................       133,366        56,098
Primagaz ..........................................       130,989        12,837
Rexel .............................................        28,985         7,722
Sanofi ............................................       289,598        27,042
Schneider .........................................       548,400        30,913
Societe Generale ..................................        53,330         5,976
Sodexho ...........................................        97,750        44,885
Television Francaise ..............................       395,547        38,155
Total (Class B) ...................................       751,224        62,296
Total France (Cost $620,822)                                            783,561

GERMANY     4.5%
Common Stocks and Warrants    4.2%

Allianz * .........................................       174,500        33,856
Allianz, Warrants, 2/23/98 * ......................        55,000         4,281
Altana ............................................         6,926         5,359
Bayer * ...........................................     1,359,008        52,766
Bayerische Hypotheken und Wechsel Bank ............       657,137        20,490
Bilfinger & Berger * ..............................       259,250         9,641
Buderus ...........................................        16,705         7,833
Commerzbank .......................................       354,960         9,521
Deutsche Bank .....................................       570,758        30,087
Deutsche Telekom ..................................       481,323        10,445
Gehe ..............................................     1,032,722        68,697
Hoechst ...........................................       269,010        10,563
Hornbach Baumarkt .................................        63,890      $  2,029
Mannesmann ........................................        40,868        16,071
Praktiker .........................................       137,751         2,211
Rhoen Klinikum ....................................       169,688        21,850
SAP ...............................................        60,640        11,040
Schering ..........................................        93,639         8,949
Veba ..............................................       997,076        51,356
Veba, Warrants, 4/6/98 * ..........................        30,698         8,898
Volkswagen ........................................        19,186        12,143
                                                                        398,086

Preferred Stocks  0.3%
Fielmann ..........................................       104,076         2,680
Hornbach Holdings .................................       121,630         7,796
Krones ............................................        19,980         7,730
SAP ...............................................        63,959        11,778
                                                                         29,984
Total Germany (Cost $348,584)                                           428,070

HONG KONG     3.7%
Common Stocks    3.7%

Cathay Pacific Airways ............................    10,308,000        16,035
Dao Heng Bank Group ...............................     5,029,000        23,890
First Pacific .....................................    20,573,952        24,567
Guoco Group .......................................     5,997,000        28,489
Hong Kong Land Holdings (USD) .....................    22,720,058        47,258
Hopewell Holdings .................................    36,345,000        18,885
Hutchison Whampoa .................................     7,635,000        56,672
New World Development .............................    10,600,034        61,166
Swire Pacific (Class A) ...........................     4,961,500        38,269
Wharf Holdings ....................................    11,196,000        42,347
Total Hong Kong (Cost $337,959)                                         357,578

INDIA   0.3%
Common Stocks 0.3%

State Bank of India GDR (USD) * ...................     1,042,500        25,281
Total India (Cost $14,751) ........................                      25,281

ITALY     2.2%
Common Stocks     2.2%
Assicurazioni Generali ............................             1    $      --
Banca Fideuram ....................................     4,155,297       10,436
Credito Italiano ..................................     6,936,790        9,724
Danieli & Company, Savings Shares .................        41,800          151
ENI ...............................................     4,469,820       22,754
Finanziaria Autogrill * ...........................       768,047        1,077
Gucci Group (USD) .................................       136,076        9,440
IMI ...............................................     1,639,007       13,932
Industrie Natuzzi ADR (USD) .......................       382,210        8,504
Istituto Nazionale delle Assicurazioni ............     1,904,000        2,524
Italgas ...........................................     2,340,093        8,041
Mediolanum ........................................       793,110        7,556
Rinascente ........................................       745,400        3,975
Seat * ............................................     6,565,680        2,009
Seat, Savings Shares * ............................     3,030,805          600
Stet ..............................................     6,994,680       33,197
Stet, Savings Shares ..............................     3,030,805       11,221
Telecom Italia ....................................     5,991,779       15,863
Telecom Italia Mobile .............................    15,493,182       48,601
Telecom Italia Mobile, Savings Shares .............     3,005,345        5,550
Total Italy (Cost $152,776)                                            215,155

JAPAN   20.4%
Common Stocks  20.4%

Advantest .........................................       159,610         8,865
Alps Electric .....................................     1,212,000        14,131
Amada .............................................     2,624,000        19,618
Canon .............................................     3,930,000        93,192
Citizen Watch .....................................     1,637,000        11,774
DDI ...............................................         5,030        33,405
Daifuku ...........................................       512,000         5,889
Daiichi Pharmaceutical ............................     2,653,000        42,637
DaiNippon Screen Manufacturing ....................     2,306,000        18,349
Daiwa House .......................................     3,351,000        37,487
Denso .............................................     3,520,000        80,142
East Japan Railway ................................         7,786       $33,675
Fanuc .............................................       640,000        21,832
Hitachi ...........................................     4,255,000        38,549
Hitachi Zosen .....................................     4,012,000        13,939
Honda Motor .......................................       307,000         9,529
Inax ..............................................     1,209,000         7,505
Ishihara Sangyo Kaisha * ..........................     1,347,000         3,385
Ito-Yokado ........................................       972,000        46,634
Kao ...............................................     2,065,000        24,077
Kawada Industries .................................       400,000         1,465
Kokuyo ............................................     1,207,000        26,244
Komatsu ...........................................     3,252,000        23,775
Komori ............................................     1,056,000        22,545
Kumagai Gumi ......................................     2,315,000         3,100
Kuraray ...........................................     2,796,000        24,670
Kyocera ...........................................     1,236,000        74,003
Makita ............................................     1,746,000        23,934
Marui .............................................     2,611,000        42,991
Matsushita Electric Industrial ....................     3,709,000        59,316
Mitsubishi ........................................     2,175,000        20,390
Mitsubishi Heavy Industries .......................    11,052,000        72,963
Mitsubishi Paper Mills ............................     1,676,000         5,334
Mitsui Fudosan ....................................     5,627,000        64,278
Mitsui Petrochemical Industries ...................     1,123,000         5,282
Murata Manufacturing ..............................     1,243,000        45,829
NEC ...............................................     6,996,000        85,428
National House Industrial .........................       691,000         8,166
Nippon Hodo .......................................       642,000         4,537
Nippon Steel ......................................    15,666,000        44,677
Nippon Telephone & Telecom ........................         3,440        24,255
Nomura Securities .................................     3,657,000        40,910
Pioneer Electronic ................................     1,505,000        26,914
Sangetsu ..........................................       272,000         4,607
Sankyo ............................................     2,535,000        67,901
Sega Enterprises ..................................       399,250        10,505

Sekisui Chemical ..................................     3,899,000        37,474
Sekisui House .....................................     2,374,000        21,134
Seven Eleven Japan ................................     338,000 $        21,435
Sharp .............................................     3,601,000        46,809
Shin-Etsu Chemical ................................     2,092,000        42,191
Shiseido ..........................................       744,000        10,668
Sony ..............................................       917,300        66,773
Sumitomo ..........................................     4,839,000        32,556
Sumitomo Electric Industries ......................     5,424,000        73,497
Sumitomo Forestry .................................     1,508,000        15,325
TDK ...............................................       904,000        65,164
Teijin ............................................     6,274,000        25,356
Tokio Marine & Fire Insurance .....................     1,246,000        12,172
Tokyo Electronics .................................       499,400        19,278
Tokyo Steel Manufacturing .........................     1,227,000        13,146
Toppan Printing ...................................     2,071,000        26,757
Uny ...............................................     1,250,000        21,960
Yurtec ............................................       569,000         5,469

Total Japan (Cost $2,053,714)                                         1,955,797

MALAYSIA     2.4%
Common Stocks     2.4%

Affin Holdings ....................................     8,635,000        20,807
Berjaya Sports Toto ...............................     5,099,000        24,370
Commerce Asset Holdings ...........................     2,822,332        16,861
MBF Capital .......................................     9,361,000        13,869
Multi-Purpose Holdings ............................    10,784,000        17,610
Renong ............................................    17,926,000        24,560
Resorts World .....................................     3,344,000        12,320
Tanjong ...........................................     6,993,000        25,345
Technology Resources Industries * .................     5,491,000        10,060
Time Engineering ..................................     4,601,000         8,429
United Engineers ..................................     7,458,000        52,872
                                                                        227,103
Preferred Stocks  0.0%
Multi-Purpose Holdings, Cv. Loan Stock,
  3.00%, 1/13/02 ..................................    13,496,000         5,026
Renong, Cv. Loan Stock, 4.00%, 5/21/01 ............     2,521,200           894
                                                                          5,920
Total Malaysia (Cost $220,601)                                          233,023

MEXICO    1.7%
Common Stocks  1.7%

Cemex (Class B) ...................................     1,534,044      $  5,637
Cemex ADS (USD) ...................................     2,265,463        15,009
Cifra (Class B) ADR (USD) .........................    11,947,992        17,982
Fomentos Economico Mexicano (Class B) .............     1,322,684         6,209
Gruma (Class B) * .................................     2,308,929        10,896
Gruma (Class B) ADS (USD) * .......................       528,975        10,017
Grupo Financiero Banamex (Class B) * ..............     3,536,595         7,566
Grupo Financiero Banamex (Class L) * ..............       144,991           290
Grupo Financiero Bancomer (Class B) GDS (USD) * ...        72,250           506
Grupo Financiero Bancomer (Class L) * .............        53,515            16
Grupo Industrial Maseca (Class B) * ...............     6,373,007         6,223
Grupo Modelo (Class C) ............................     1,382,316         8,384
Grupo Televisa GDR (USD) * ........................       187,266         4,331
Kimberly-Clark Mexico (Class A) ...................     3,610,309        13,130
Panamerican Beverages (Class A) (USD) .............       693,742        20,118
Telefonos de Mexico (Class L) ADR (USD) ...........       972,222        40,104
Total Mexico (Cost $193,327)                                            166,418

NETHERLANDS  9.8%
Common Stocks and Warrants 9.8%

ABN Amro Holdings .................................       786,607        54,061
Ahold .............................................       594,928        40,613
Akzo Nobel ........................................        74,504         9,598
Baan Company (USD) ................................       200,890        10,798
CSM ...............................................       783,539        45,002
Elsevier ..........................................     8,859,829       141,881
Fortis Amev .......................................       896,157        33,808
Hagemeyer .........................................       188,700        16,417
ING Groep .........................................     2,323,160        91,219
ING Groep, Warrants, 3/15/01 * ....................       800,732         7,262
Koninklijke PTT Nederland .........................       307,817        10,933
Nutricia ..........................................       133,248        20,217
Otra ..............................................       180,960         2,879
Polygram ..........................................     1,151,664        56,451
Royal Dutch Petroleum .............................     1,039,073      $185,703
Unilever ..........................................       335,154        65,180
Wolters Kluwer ....................................     1,264,059       149,808
                                                                        941,830
Preferred Stocks  0.0%
ING Groep .........................................        70,540           360
                                                                            360
Total Netherlands (Cost $591,988)                                       942,190

NEW ZEALAND 0.5%
Common Stocks 0.5%

Air New Zealand (Class B) .........................     3,323,372         9,607
Carter Holt Harvey ................................     1,890,249         4,193
Fernz .............................................     1,111,577         3,738
Fletcher Challenge Building .......................     3,024,380         8,491
Fletcher Challenge Energy .........................       523,980         1,522
Fletcher Challenge Forests Division ...............     6,186,975         8,535
Fletcher Challenge Paper ..........................     1,913,960         4,246
Telecom Corporation of New Zealand ................     2,461,628        11,041
Total New Zealand (Cost $51,295)                                         51,373

NORWAY  1.7%
Common Stocks 1.7%

Bergesen (Class A) ................................       198,750         4,103
Norsk Hydro .......................................     1,505,296        73,349
Orkla (Class A) ...................................       931,516        78,093
Saga Petroleum (Class B) ..........................       314,380         5,055
Total Norway (Cost $99,790)                                             160,600

PANAMA   0.0%
Common Stocks  0.0%

Banco Latinoamericano de Exportaciones
   (Class E) (USD).................................        95,636         4,387
Total Panama (Cost $4,723)                                                4,387

PERU  0.1%
Common Stocks 0.1%

Credicorp (USD) ...................................       196,320 $       4,123
Telefonica del Peru (Class B) .....................     1,033,003         2,488
Telefonica del Peru (Class B) ADS (USD) ...........       210,866         5,061
Total Peru (Cost $9,570)                                                 11,672

PHILIPPINES  0.3%
Common Stocks   0.3%

Philippine Long Distance Telephone ................       233,700        13,338
Philippine National Bank * ........................     2,163,576        14,194
Total Philippines (Cost $36,659)                                         27,532

PORTUGAL   0.6%
Common Stocks and Warrants 0.6%

Jeronimo Martins * ................................       896,744        53,645
Jeronimo Martins, Warrants, 9/15/03 * .............        47,728           865
Total Portugal (Cost $17,987)                                            54,510

RUSSIA  0.0%
Common Stocks  0.0%

Rao Gazprom ADS (USD) * ...........................       145,810         2,275
Total Russia (Cost $2,297)                                                2,275

SINGAPORE   2.0%
Common Stocks and Warrants 2.0%

City Developments .................................     1,502,000        12,141
DBS Land ..........................................     3,932,000        12,713
Development Bank of Singapore .....................     1,060,000        12,595
Fraser & Neave ....................................     1,575,800        11,431
Keppel ............................................       828,000         3,604
Keppel (Class A), New * ...........................       207,000           882
Overseas Chinese Bank .............................        711,000        8,301
Overseas Union Bank ...............................      4,098,000       26,895
Singapore Land ....................................      4,220,000       19,679
Singapore Press ...................................      1,689,640       31,283
United Industrial .................................      6,777,000     $  5,103
United Overseas Bank ..............................      4,090,154       38,429
United Overseas Bank, Warrants, 6/17/97 * .........        717,750        2,469
Wing Tai Holdings .................................      3,054,000        7,891
Total Singapore (Cost $201,695)                                         193,416

SOUTH KOREA  0.6%
Common Stocks  0.6%

Cho Hung Bank .....................................      1,048,660        5,723
Hanil Securities * ................................        141,000          762
Kook Min Bank .....................................        331,535        6,348
Korea Electric Power ..............................        562,000       16,759
Pohang Iron & Steel ...............................        113,130        8,226
Samsung Electronic ................................        196,685       16,168
Shinhan Bank ......................................         38,950          592
Total South Korea (Cost $72,146)                                         54,578

SPAIN  2.2%
Common Stocks   2.2%

Aguas de Barcelona ................................          2,865          112
Argentaria Banca de Espana ........................        265,674       11,848
Banco Bilbao Vizcaya ..............................        157,600       10,607
Banco Popular Espanol .............................        106,919       22,670
Banco Santander ...................................        444,304       33,428
Centros Comerciales Pryca .........................        367,159        6,379
Continente Central ................................         29,316          495
Empresa Nacional de Electricidad ..................        410,019       28,661
Gas Natural .......................................        150,707       32,006
Iberdrola .........................................      1,880,939       21,227
Repsol ............................................        615,980       25,826
Telefonica de Espana ..............................        839,166       21,495
Total Spain (Cost $150,370)                                             214,754

SWEDEN  2.3%
Common Stocks  2.3%

ABB (Class A) .....................................      1,452,200       17,679
Astra (Class B) ...................................      2,068,013       82,117
Atlas Copco (Class B) .............................        831,988       20,628
Electrolux (Class B) ..............................        550,243       31,564
Esselte (Class B) .................................        173,520        3,959
Hennes & Mauritz (Class B) ........................        262,549       37,987
Sandvik (Class A) .................................        175,000        4,317
Sandvik (Class B) .................................        943,470       23,212
Scribona (Class B) ................................        233,080        2,897
Total Sweden (Cost $139,207)                                            224,360

SWITZERLAND  5.2%
Common Stocks  5.2%

ABB ...............................................         56,570       68,501
Adecco ............................................        140,642       46,941
Ciba Specialty Chemicals * ........................        107,689        9,278
Credit Suisse Group ...............................        147,785       16,642
Nestle ............................................         70,676       85,822
Novartis ..........................................        107,689      141,871
Roche Holdings ....................................         12,116      102,330
Schweizerischer Bankverein ........................        131,486       28,721
Total Switzerland (Cost $324,828)                                       500,106

THAILAND  0.2%
Common Stocks  0.2%

Advanced Information Service ......................        553,576        3,687
Bangkok Bank ......................................        935,703        8,669
Siam Cement .......................................        106,285        2,848
Thai Farmers Bank .................................      1,004,094        6,073
Total Thailand (Cost $29,503)                                            21,277

UNITED KINGDOM  15.6%
Common Stocks  15.6%

Abbey National ....................................      4,450,700       61,675
Argos .............................................      3,766,848       39,317
Asda Group ........................................     15,302,000       28,521
BG * ..............................................      3,295,040        9,613
British Petroleum .................................      2,903,500       33,270
Cable & Wireless ..................................      6,624,050       50,995
Cadbury Schweppes .................................      4,540,793       37,754
Caradon ...........................................      7,645,821       30,608
Centrica * ........................................      3,295,040        3,017
Coats Viyella .....................................      2,707,210        5,792
Compass Group .....................................      2,433,000       26,656

David S. Smith ....................................      4,099,120       14,882
Electrocomponents .................................      2,585,000       16,591
GKN ...............................................        504,000        7,764
Glaxo Wellcome ....................................      4,603,710       90,507
Grand Metropolitan ................................      7,800,780       65,365
Guinness ..........................................      6,653,000       54,777
Heywood Williams Group ............................      1,034,875        4,118
Hillsdown Holdings ................................      2,471,000        7,289
John Laing (Class A) ..............................      2,220,000       13,205
Kingfisher ........................................      6,866,733       74,343
Ladbroke Group ....................................      3,929,940       14,777
National Westminster Bank .........................     11,758,780      138,933
RTZ ...............................................      3,172,900       50,293
Rank Group ........................................      4,509,825       31,064
Reed International ................................      5,976,430      110,036
Rolls Royce .......................................      2,043,925        8,050
Safeway ...........................................      6,011,920       33,031
Sears .............................................      2,390,000        2,983
Shell Transport & Trading .........................      5,399,000       95,642
SmithKline Beecham ................................     10,937,740      175,146
T & N .............................................      5,116,000       11,111
Tesco .............................................      4,951,395       28,569
Tomkins ...........................................     13,557,430       58,449
United News & Media ...............................      5,356,430       65,718
Total United Kingdom (Cost $1,072,445)                                1,499,861

VENEZUELA   0.1%
Common Stocks  0.1%

Compania Anonima Nacional Telefonos
         de Venezuela (Class D) ADR (USD) * .......        204,610        6,138
Total Venezuela (Cost $4,706)                                             6,138

SHORT-TERM INVESTMENTS  4.2%
Commercial Paper  2.3%

Abbey National North America, 5.37%, 6/11/97 ......    $20,000,000     $ 19,878
BHF Finance (Delaware), 5.50%, 5/23/97 ............     15,000,000       14,950
BMW U.S. Capital, 5.52%, 5/1/97 ...................      7,225,000        7,225
Caisse des Depots et Consignations, 4(2), 5.52%,
  5/16/97..........................................     25,000,000       24,942
Falcon Asset Securitization, 4(2), 5.52%, 5/13/97 .     23,000,000       22,958
Ford Credit Europe, 5.51%, 5/22/97 ................     20,900,000       20,833
Merrill Lynch & Co., 5.57%, 6/3/97 ................     25,000,000       24,872
Novartis Finance Corporation, 5.53%, 5/2 - 5/7/97 .     31,000,000       30,983
Preferred Receivables Funding, 5.50%, 5/5/97 ......      9,000,000        8,995
Progress Capital Holdings, 5.51%, 5/15/97 .........     21,200,000       21,155
Sunamerica Incorporated, 5.52%, 5/30/97 ...........     20,000,000       19,911
Investments in Commercial Paper
        through a joint account, 5.60%, 5/1/97 ....      5,415,243        5,415

                                                                        222,117
Other  1.9%

Banco Bilbao Vizcaya, CD, 5.61%, 6/16/97 ...........    25,000,000       25,000
Bank of Brussels, CD, 5.62%, 5/30/97 ...............     8,000,000        8,000
Commerzbank, CD, 5.54%, 5/22/97 ....................    25,000,000       25,000
Deutsche Bank, CD, 5.36%, 5/12/97 ..................    25,000,000       25,000
FCC National Bank, BN, 5.70%, 10/28/97 .............    10,000,000       10,000
Hessische Landesbank-Girozentrale, CD, 6.13%, 4/7/98     9,000,000        8,990
Morgan Stanley Group, Floating Rate MTN,
        5. 868%, 5/18/98 ...........................    10,000,000       10,035
Rabobank Nederland N.V., CD, 6.20%, 4/9/98 .........    15,000,000       14,990
SMM Trust, VR Note, 5.688%, 3/26/98 ................    25,000,000       25,000
United States National Bank Oregon, CD,
   5.53%, 5/19/97 ..................................    25,000,000       25,000
                                                                        177,015

Total Short-Term Investments (Cost $399,132) ...........                399,132

Total Investments in Securities
98.9% of Net Assets (Cost $7,791,173) ..................            $ 9,508,860

Other Assets Less Liabilities ..........................                102,100

NET ASSETS .............................................            $ 9,610,960

Net Assets Consist of:
Accumulated net investment income - net of distributions            $    54,202

Accumulated net realized gain/loss- net of distributions                130,886

Net unrealized gain (loss)                                            1,716,779

Paid-in-capital applicable to 691,785,367 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares
of the Corporation authorized                                         7,709,093

NET ASSETS                                                          $ 9,610,960

NET ASSET VALUE PER SHARE                                           $     13.89

     *    Non-income producing
     4(2) Commercial paper sold within terms of a private placement  memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
     144a Security was purchased  pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.1% of net assets.
     BEF  Belgian franc
     BN   Bankers Note
     CD   Certificate of Deposit
     HKD  Hong Kong dollar
     MTN  Medium-Term Note
     USD  U.S. dollar
     VR   Variable Rate

================================================================================

Unaudited

                             Statement of Operations
                             -----------------------
In thousands
                                                                       6 Months
                                                                         Ended
                                                                        4/30/97
                                                                        -------
Investment Income
Income

      Dividend (net of foreign taxes of $ 10,908) .............       $  80,689
      Interest ................................................          14,661
      Total income ............................................          95,350
Expenses

      Investment management ...................................          31,271
      Shareholder servicing ...................................           5,963
      Custody and accounting ..................................           1,591
      Registration ............................................             323
      Prospectus and shareholder reports ......................             222
      Legal and audit .........................................              17
      Directors ...............................................              13
      Miscellaneous ...........................................              21
      Total expenses ..........................................          39,421
Net investment income .........................................          55,929
Realized and Unrealized Gain (Loss)

Net realized gain (loss)

      Securities ..............................................         156,172
      Foreign currency transactions ...........................          (3,932)
      Net realized gain (loss) ................................         152,240
Change in net unrealized gain or loss

      Securities ..............................................         329,138
      Other assets and liabilities
      denominated in foreign currencies .......................            (691)
      Change in net unrealized gain or loss ...................         328,447
Net realized and unrealized gain (loss) .......................         480,687
INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS ........................................       $ 536,616


The accompanying notes are an integral part of these financial statements.

================================================================================

Unaudited

                       Statement of Changes in Net Assets
In thousands

                                                       6 Months           Year
                                                        Ended            Ended
                                                       4/30/97         10/31/96
                                                       -------         --------
Increase (Decrease) in Net Assets

Operations
 Net investment income ...........................   $    55,929    $   121,411
 Net realized gain (loss) ........................       152,240        120,277
 Change in net unrealized gain or loss ...........       328,447        758,308
 Increase (decrease) in net assets from operations       536,616        999,996

Distributions to shareholders
 Net investment income ...........................      (118,693)       (95,687)
 Net realized gain ...............................      (131,885)      (106,311)
 Decrease in net assets from distributions .......      (250,578)      (201,998)

Capital share transactions *
 Shares sold .....................................     1,367,538      2,646,210
 Distributions reinvested ........................       232,168        187,694
 Shares redeemed .................................    (1,050,520)    (1,242,071)
 Increase (decrease) in net assets from capital
 share transactions ..............................       549,186      1,591,833

Net Assets
 Increase (decrease) during period ...............       835,224      2,389,831
 Beginning of period .............................     8,775,736      6,385,905
 End of period ...................................   $ 9,610,960    $ 8,775,736

* Share information
  Shares sold ....................................        99,514        204,384
  Distributions reinvested .......................        17,059         15,334
  Shares redeemed ................................       (76,360)       (96,325)
  Increase (decrease) in shares outstanding ......        40,213        123,393

The accompanying notes are an integral part of these financial statements.

================================================================================

Unaudited
April 30, 1997

                          Notes to Financial Statements
--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on May 9, 1980.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

--------------------------------------------------------------------------------
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At April 30, 1997, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and takes cash and U.S. Treasury securities as collateral to secure the loans. Collateral is maintained at not less than 100% of the value of loaned securities. At April 30, 1997, the value of securities on loan was $1,657,750,000. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $937,107,000 and $607,060,000, respectively, for the six months ended April 30, 1997.

--------------------------------------------------------------------------------
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income

     At April 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $7,791,173,000, and net unrealized gain aggregated $1,717,687,000, of which $2,178,858,000 related to appreciated investments and $461,171,000 to depreciated investments.

--------------------------------------------------------------------------------
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $5,241,000 was payable at April 30, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the underlying funds) in which the T. Rowe Price Spectrum Growth and International Funds (Spectrum) invest. In accordance with an agreement among Spectrum, the underlying funds, Price Associates, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $4,906,000 for the six months ended April 30, 1997, of which $833,000 was payable at period-end.

     During the six months ended April 30, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $85,022,000 with certain affiliates of the manager and paid commissions of $302,000 related thereto.

================================================================================

Investment Services And Information
Knowledgeable Service Representatives

     By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

     In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

Automated 24-Hour Services

     Tele*Access (Registration Mark) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

     T.Rowe Price OnLine Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

Account Services

     Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

     Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic

     Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

T. Rowe Price Shareholder Services

     Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

     Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

     Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

     To Open an Account Call a shareholder service representative for more information.

Investment Information

     Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.

     Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

     T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

     Performance Update This quarterly report reviews recent market develop-ments and provides comprehensive performance information for every T. Rowe Price fund.

     Insights This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

     Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

     *    A  division  of  T.  Rowe  Price  Investment  Services,   Inc.  Member
          NASD/SIPC.

================================================================================

T. Rowe Price Mutual Funds

Stock Funds

Domestic
Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity  Index
Financial  Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap  Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Science & Technology
Small-Cap Stock**
Small-Cap Value*
Spectrum Growth
Value
International/Global
Emerging   Markets  Stock
European  Stock
Global  Stock
International  Discovery
International  Stock
Japan
Latin  America
New  Asia
Spectrum  International

Bond Funds
Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S. Treasury  Intermediate
U.S. Treasury Long-Term

Domestic   Tax-Free

California Tax-Free Bond
Florida Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Global Government Bond
Emerging Markets Bond
International Bond

Money Market FUNDS

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

Blended Asset FUNDS

Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. Rowe Price No-Load
Variable Annuity

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

 *  Closed to new investors.
**  Formerly the OTC Fund.

Please call for a prospectus. Read it carefully before you invest or send money.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================

T. Rowe Price Discount Brokerage

Discount Brokerage

A Division of T. Rowe Price Investment Services, Inc., Member

NASD/SIPC

     This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities--stocks, bonds, options, and others--at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

     Automated Telephone and Computer Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.**

     Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

     Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

     * Based on a February 1997 telephone survey that compared our commission rates on stock transactions of various sizes with those of other full-service and discount brokerages. Commission rates will vary based on size and nature of trades. Services vary by firm. For additional information concerning our commission rates and services, call 1-800-638-5660.

     ** Discount applies to our current commission schedule; subject to our $35 minimum commission.

================================================================================

                      For yield, price, last transaction,
                         current balance, or to conduct
                         transactions, 24 hours, 7 days
                 a week, call Tele*Access (Registration Mark):
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                              fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                          410-625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                               Internet address:
                               www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                         This report is authorized for
                       distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
                        T.Rowe Price International Stock
                           Fund. (Registration Mark)

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           F37-051 4/30/97